UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2018

FS Investment Corporation III

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-01047 (Commission File Number)	90-0994912 (I.R.S. Employer Identification No.)
201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

FS Investment Corporation III (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on December 3, 2018. As of October 10, 2018, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 287,520,384 shares of common stock were eligible to be voted, and 120,770,637 of those shares were voted in person or by proxy at the Annual Meeting. Stockholders were asked to consider and act upon the following proposals, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 11, 2018 (the “Proxy Statement”):

•	Proposal No. 1 – the election of eleven nominees to the board of directors of the Company named in the Proxy Statement to serve until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified; and

•	Proposal No. 2 – the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

All director nominees listed in the Company’s Proxy Statement were elected by the Company’s stockholders at the Annual Meeting. The votes for, votes withheld and broker non-votes for each director nominee are set forth below:

Director Nominee	Votes for	Votes Withheld	Broker Non-Votes
Barbara Adams	25,895,731	876,928	93,997,978
Frederick Arnold	25,854,844	917,815	93,997,978
Todd Builione	25,839,001	933,658	93,997,978
Brian R. Ford	25,807,826	964,833	93,997,978
Michael C. Forman	25,852,464	920,195	93,997,978
Richard Goldstein	25,812,539	960,120	93,997,978
Michael J. Hagan	25,836,279	936,380	93,997,978
Jeffrey K. Harrow	25,811,705	960,954	93,997,978
Jerel A. Hopkins	25,796,702	975,957	93,997,978
James H. Kropp	25,787,135	985,524	93,997,978
Joseph P. Ujobai	25,805,497	967,162	93,997,978

The proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was also approved by the Company’s stockholders at the Annual Meeting.  The votes for, votes against and abstentions are set forth below:

Votes For	Votes Against	Abstentions
25,895,731	876,928	93,997,978

Item 8.01.	Other Events.

Effective November 30, 2018, the Company decreased the price at which it issues shares under its distribution reinvestment plan (the “DRP”) from $8.05 per share to $8.00 per share. As previously disclosed by the Company, the price at which shares are issued under the DRP is determined by the Company’s board of directors (the “Board”) or a committee thereof, in its sole discretion, and is (i) not less than the net asset value per share determined in good faith by the Board or a committee thereof, in its sole discretion, immediately prior to the payment of the distribution (the “NAV Per Share”) and (ii) not more than 2.5% greater than the NAV Per Share as of such date. The purpose of this decrease was to ensure that the Company did not issue shares under the DRP at a price per share that was more than 2.5% greater than the NAV Per Share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation III

Date:	December 3, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel